                                                                      Exhibit 24

                            THE LAMSON & SESSIONS CO.

                          DIRECTORS' POWER OF ATTORNEY

         Each of the undersigned members of the Board of Directors of The Lamson & Sessions Co., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D. C., an annual report of the Corporation on Form 10-K for the fiscal year ended January 3, 2004 ("2003 Form 10-K") under the provisions of the Securities Act of 1934, as amended, does hereby constitute and appoint James J. Abel and John B. Schulze, jointly and severally, with full power and substitution and re-substitution, as attorney(s) to sign for him and in his name, in the capacities indicated below, the 2003 Form 10-K, including any amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever necessary and required to be done in connection with such signing as fully to all intents and purposes as he would do if personally present, hereby ratifying and approving the acts of said attorney(s) and any substitute(s) therefor in connection with such signing:

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 19th day of February 2004.

/s/ James T. Bartlett            /s/ John C. Dannemiller
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James T. Bartlett                John C. Dannemiller
Director                         Director

/s/ Francis H. Beam, Jr.         /s/ George R. Hill
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Francis H. Beam, Jr.             George R. Hill
Director                         Director

/s/ William H. Coquillette       /s/ A. Malachi Mixon, III
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William H. Coquillette           A. Malachi Mixon, III
Director                         Director

/s/ Martin J. Cleary             /s/ D. Van Skilling
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Martin J. Cleary                 D. Van Skilling
Director                         Director